EXHIBIT 23.2

                CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in this Form S-8 Registration Statement of Telephone and Data Systems, Inc. of our report, which includes explanatory paragraphs relating to contingencies, dated February 4, 1994, except for the information presented in paragraphs three, five and six of Note 9, as to which the date is October 17, 1994, on our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1993 and 1992, and for each of the three years in the period ended December 31, 1993, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K/A-1 for the year ended December 31, 1993; such financial statements were not included separately in such Form 10-K/A-1.

                                   COOPERS & LYBRAND L.L.P.

Newport Beach, California
January 11, 1995


                CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Telephone and Data Systems,
Inc. of our reports dated February 11, 1994, February 11, 1993 and February 10, 1992, on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1993, 1992 and 1991 and for the years ended December
31, 1993, 1992 and 1991, included in the Telephone and Data
Systems, Inc. Annual Report on Form 10-K, as amended by From 10-K/A-1 as filed on November 9, 1994, for the year ended December 31, 1993;
such financial statements were not included separately in such Form 10-K.

                                   COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
January 11, 1995


                CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Telephone and Data Systems, Inc. of our reports dated February 11, 1994, February 11, 1993 and February 10, 1992, respectively, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1993, 1992 and 1991 and for the years ended December 31, 1993, 1992 and 1991, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K, as amended by
Form 10-K/A-1 as filed on November 9, 1994, for the year ended December 31, 1993; such financial statements were not included separately in such Form 10-K.

                                   COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
January 11, 1995
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